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                                                                 Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


                  We consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated February 20, 1996 on the consolidated financial statements included or incorporated by reference in the U.S. Diagnostic Labs Inc. annual on Form 10-K for the year ended December 31, 1995.

                  On July 1, 1996, the firm of Mortenson and Associates, P.C. changed its name to Moore Stephens, P.C.


                                                  MOORE STEPHENS, P.C
                                                  Certified Public Accountants



Cranford, New Jersey
November 22, 1996